UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

August 21, 2012

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 21, 2012, SinoHub, Inc. (the “Registrant”) received a notice from the NYSE MKT indicating that the Registrant is not in compliance with NYSE MKT listing rules because its Form 10-Q for the quarter ended June 30, 2012 was not timely filed.  The notice, which the Registrant expected, was issued in accordance with standard NYSE MKT procedures as a result of the delayed filing. Timely filing of periodic reports is a requirement for continued listing under Section 1101 of the NYSE MKT’s Company Guide.

The delay in filing is due to the Registrant’s inability to timely process the financial information for the quarter and to present it to its independent registered public accounting firm for review and comment.  In particular, the delay in processing this information is a result of a delay in the Registrant’s retrieving information requested by the Registrant’s auditors to confirm prior period sales associated with the Registrant’s electronic component sales (ECP) business. This information is not related to the Registrant’s operations in the quarter ended June 30, 2012.  This has consequently delayed the filing of the Registrant’s Form 10-Q for the quarter ended June 30, 2012.

The Registrant is focusing significant efforts on completing the processing of this information and estimates that it will file its Form 10-Q for the quarter ended June 30, 2012 on or about September 15, 2012.

The NYSE MKT notice directed the Registrant to submit a plan by September 4, 2012 to regain compliance with the continuing listing requirements by November 19, 2012.  The Registrant expects to address the notice by submitting a required compliance plan by September 4, 2012 and filing its Form 10-Q prior to the November 19, 2012 deadline established by the NYSE MKT.  As noted above, the Registrant estimates that it will file its Form 10-Q for the quarter ending June 30, 2012 on or before September 15, 2012.

A copy of the press release relating to this issue is attached as Exhibit 99.1 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts, including but not limited to, statements regarding the time for the Registrant to regain compliance with the NYSE MKT listing rules, are forward-looking statements based on the Registrant’s current expectations and beliefs concerning future developments and their potential effects on the Registrant. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Registrant) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the Registrant’s Form 10-K/A amended Annual Report filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2012 for additional risks and uncertainties facing the Registrant. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated August 24, 2012

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: August 24, 2012	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated August 24, 2012